Federal Income Tax Status	12 Months Ended
Dec. 31, 2025
Plan 002
EBP, Tax Status [Line Items]
Federal Income Tax Status

5.	Federal Income Tax Status
In February 2016, the IRS issued a favorable determination letter concerning the qualified status of the Plan in effect as of January 26, 2015 under Section 401(a) of the IRC. The Plan has since been amended. The Plan Administrator believes that the Plan is designed and is currently being operated in compliance with the applicable requirements of the IRC. No U.S. income taxes are required to be paid by the trust created under the Plan (the “Trust”) and participants are not taxed on Company contributions to the Trust or income earned by the Trust. When a participant, or his or her beneficiary or estate, receives a distribution under the Plan, the taxability of the value of such distribution depends on the form and time of payment.
GAAP requires Plan management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. The Plan Administrator has analyzed the tax positions taken by the Plan, and has concluded that as of December 31, 2025 and 2024, there are no uncertain positions taken or expected to be taken that would require recognition of a liability (or asset) or disclosure in the financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress. The Plan Administrator believes it is no longer subject to income tax examinations for years prior to 2022.